EXHIBIT 10.1

                   AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

            This Amendment No. 2 ("Amendment No. 2") to the Employment Agreement dated July 1, 2002, between Rentrak Corporation, an Oregon corporation (the "Company"), and Ronald Giambra ("Executive"), as amended by an Amendment dated as of June 1, 2003 (said agreement as amended being referred to herein as the "Employment Agreement"), is made as of the date specified below.

            1. Extension of Term. The parties agree to extend the term set forth in the Employment Agreement for one (1) year such that the employment of Executive will continue until June 30, 2007, unless earlier terminated as provided in the Employment Agreement.

            2. No Other Changes. Except as expressly provided in this Amendment No. 2, the Employment Agreement will remain in full force and effect.

            The parties have duly executed this Amendment No. 2 to the Employment Agreement effective as of February 10, 2005.

RENTRAK CORPORATION                       EXECUTIVE:


By:     /s/ Paul A. Rosenbaum             /s/ Ronald Giambra
        ---------------------             ------------------
                                          Ronald Giambra
Name:   Paul A. Rosenbaum

Title:  Chairman, President, and CEO